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                                  F5 LABS, INC.

                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


         F5 LABS, INC. ("F5"), desiring to afford an opportunity to the Optionee named below to purchase certain shares of F5's common stock, no par value (the "Common Stock"), to provide the Optionee with incentive as a director of F5, has granted to Optionee, and the Optionee has accepted, an option (this "Option") to purchase the number of such shares optioned as specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

         1. IDENTIFYING PROVISIONS. As used in this Option, the following terms shall have the following respective meanings:

         (a)      Optionee:

         (b)      Date of Grant:

         (c)      Number of shares of Common Stock subject to this Option:

         (d)      Option exercise price per share:

         (e)      Expiration Date:           , unless sooner terminated as
                  specified herein.

         This Option is granted pursuant to F5's Amended and Restated Directors' Nonqualified Stock Option Plan (the "Plan"). Capitalized terms not specified herein shall have the meanings ascribed to such terms under the Plan. This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code (the "Code").

         2. TIMING OF PURCHASES. Subject to the provisions for termination and acceleration herein, this Option shall become exercisable in installments according to the following schedule:


              Number of Years                  Percentage of Total Option
          Following Date of Grant                  To be Exercisable
          -----------------------              --------------------------
                     1                                     33 1/3%
                     2                                     66 2/3%
                     3                                      100 %

         3. TERM OF OPTION. This Option shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:
(i) the Expiration Date; (ii) the expiration of ninety (90) days from the date of an Optionee's cessation of service as a director of F5 for any reason other than death or Disability (as defined in the Plan); or (iii) the




Directors' Nonqualified                                  Non-Employee Director
Stock Option Plan                     - 1 -              Stock Option Agreement




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expiration of one (1) year from (A) the date of death of the Optionee or (B)
cessation of an Optionee's service as a director by reason of Disability. If an Optionee's service as a director is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under this Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or county of the Optionee's domicile at the time of death. Unless accelerated in accordance with Section 4 below, unvested portions of this Option shall terminate immediately upon cessation of Optionee's service as a director of F5.

         4. ACCELERATION OF VESTING. If Optionee's service as a director of F5 terminates by reason of death or Disability, this Option shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 3 above.

         5. NONTRANSFERABLE. This Option may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, as defined by the Code, or the Employee Retirement Income Security Act, or the rules and regulations thereunder, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right or privilege conferred hereunder contrary to the provisions hereof or of the Plan, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Option, this Option shall thereupon terminate and become null and void.

         6. EXERCISE OF OPTIONS. Vested portions of this Option shall be exercisable at any time after vesting until termination as provided herein. Optionee acknowledges and agrees that Optionee must comply with the six (6) month holding period or any other requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder. If fewer than all of the shares included in the vested portion of this Option are purchased, the remainder may be purchased at any subsequent time prior to the termination as provided herein. No portion of this Option for fewer than fifty (50) shares may be exercised; PROVIDED, that if the vested portion of this Option is fewer than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to this Option, and to the extent that it covers less than one (1) share, it is unexercisable. This Option or portions hereof hereof may be exercised by giving to F5 an executed notice of election to exercise, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in
Section 7 below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to Optionee, or to his or her personal representative, until the aggregate exercise price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by Optionee for satisfaction of any tax withholding obligations associated with such exercise. This Option is exercisable only by Optionee during Optionee's lifetime.

         7. PAYMENT UPON EXERCISE OF OPTION. Upon the exercise of all or any portion of this Option, the aggregate exercise price shall be paid to F5 in cash or by certified or cashier's check. Alternatively, an Optionee may pay for all or any portion of the aggregate exercise price by


Directors' Nonqualified                                  Non-Employee Director
Stock Option Plan                     - 2 -              Stock Option Agreement


                                       1
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(i) delivering to F5 shares of Common Stock previously held by such Optionee,
(ii) having shares withheld from the amount of shares of Common Stock to be received by the Optionee, or (iii) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for the shares of Common Stock to be purchased within one (1) year of the date of exercise. The shares of Common Stock received or withheld by F5 as payment for shares of Common Stock purchased upon the exercise of Options shall have a fair market value at the date of exercise (as determined pursuant to Section 5.3 of the Plan) equal to the aggregate exercise price (or portion thereof) to be paid by the Optionee upon such exercise.

         8. RIGHTS AS A SHAREHOLDER. Optionee shall have no rights as a shareholder with respect to any shares covered by this Option until such Optionee becomes a record holder of such shares, irrespective of whether such Optionee has given notice of exercise. Subject to the provisions of Section 9 below, no rights shall accrue to Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by this Option, irrespective of whether such Optionee has given notice of exercise.

         9. STOCK DIVIDEND, REORGANIZATION OR LIQUIDATION; CHANGE IN CONTROL AND CORPORATE REORGANIZATION. The number of shares of Common Stock subject to this option, the vesting schedule herein, and the other terms and conditions of this Option are subject to adjustment in accordance with Section 5.12 and 5.13 of the Plan.

         10. REQUIREMENTS OF LAW AND OF STOCK EXCHANGES. By accepting this Option, the Optionee represents and agrees for Optionee and Optionee's transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account without any intention of selling or distributing all or any part of such stock, and (ii) each Notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired for his personal account without any intention of selling or distributing all or any part of such stock, and that in no event will he sell or distribute all or any part of such shares unless, in the opinion of counsel satisfactory to F5, such shares may be legally sold or distributed without registration under the Securities Act of 1933, as amended, and applicable state statutes, or unless such shares have been registered and qualified under then applicable federal and state statutes, and if necessary an appropriate registration statement shall then be in effect.

         11. STOCK OPTION PLAN. This Option is subject to, and F5 and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without his or her consent, of this Option or any of his or her rights hereunder. A copy of the Plan in its present form is attached to this Option. In the event of any conflict between this Option and the Plan, the Plan shall control.


Directors' Nonqualified                                  Non-Employee Director
Stock Option Plan                     - 3 -              Stock Option Agreement

         12. NOTICES. Any notice to F5 shall be addressed in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to the address given beneath Optionee's signature hereto or at such other address as Optionee may hereafter designate in writing to F5. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         13. LAWS APPLICABLE TO CONSTRUCTION. This Option shall be construed and enforced in accordance with the laws of the State of Washington.

         IN WITNESS WHEREOF, F5 has granted this Option in accordance with the Plan as of the Date of Grant specified above.

                                  F5 LABS, INC.


                                  By
                                    ---------------------------------

                                    Its:
                                        -----------------------------

The undersigned acknowledges receipt of this Option and the Plan and understands that all rights and liabilities with respect to this Option are set forth herein and in the Plan.

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Optionee (signature)

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Address




Directors' Nonqualified                                  Non-Employee Director
Stock Option Plan                     - 4 -              Stock Option Agreement